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                           PURCHASE AND SALE AGREEMENT



                                     between



                           TRENDWEST FUNDING II, INC.
                                   ("Seller")



                                       and



                             TRENDWEST RESORTS, INC.
                                  ("Trendwest")



                                       and



                              TRI FUNDING II, INC.
                                   ("Issuer")



                            Dated as of March 1, 1998



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                                TABLE OF CONTENTS

                              SECTION HEADING PAGE

ARTICLE 1       DEFINITIONS..................................................2

Section 1.01.   Defined Terms................................................2

ARTICLE 2       ACQUISITION OF PURCHASED ASSETS..............................3

Section 2.01.   Purchase Asset Acquisition...................................3
Section 2.02.   Grant of Security Interest...................................4
Section 2.03.   Purchased Asset Price........................................4
Section 2.04.   Delivery of Contracts; Filing of Financing Statements........4
Section 2.05.   Servicing of Contracts and Credits...........................4
Section 2.06.   Review of Contracts..........................................5

ARTICLE 3       REPRESENTATIONS AND WARRANTEES...............................5

Section 3.01.   Representations and Warranties of the Seller.................5
Section 3.02.   Representations and Warranties of the Issuer................12
Section 3.03.   Purchase or Substitution Required upon Breach of Certain
                Representations and Warranties..............................14
Section 3.04.   Requirements for Purchase or Substitution of
                         Receivables; Upgrades..............................14

ARTICLE 4          COVENANTS................................................16

Section 4.01.   Seller and Trendwest Covenants..............................16
Section 4.02.   Issuer Covenants............................................20
Section 4.03.   Assignment of Purchased Assets..............................21

ARTICLE 5       CONDITIONS PRECEDENT........................................21

Section 5.01.   Conditions to the Issuer's Initial Obligations..............21
Section 5.02.   Conditions to the Sellers' Obligations......................22

ARTICLE 6       TERM AND TERMINATION........................................23

Section 6.01.   Term........................................................23
Section 6.02.   Default by the Seller or Trendwest..........................23

ARTICLE 7       MISCELLANEOUS...............................................23

Section 7.01.           Amendments..........................................23
Section 7.02.           Governing Law.......................................23
Section 7.03.           Notices.............................................23
Section 7.04.           Separability Clause.................................24
Section 7.05.           Assignment..........................................24
Section 7.06.           Further Assurances..................................24
Section 7.07.           No Waivers; Cumulative Remedies.....................24
Section 7.08.           Binding Effect; Third Party Beneficiaries...........24
Section 7.09.           Set-Off.............................................24
Section 7.10.           Counterparts........................................25

Signature Page..............................................................26


ANNEX A   -- FORM OF SUPPLEMENT FOR SUBSTITUTE CONTRACTS AND UPGRADE
            CONTRACTS
EXHIBIT A -- FORM OF CONTRACT
EXHIBIT B -- FORM OF ASSIGNMENT
EXHIBIT C -- FORM OF SUBSEQUENT ASSIGNMENT
EXHIBIT D -- FORM OF SUBORDINATED NOTE




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         THIS  PURCHASE  AND SALE  AGREEMENT,  dated as of March 1,  1998  (this
"Agreement"), by and among Trendwest Funding II, Inc., a Delaware special purpose corporation (herein, together with its permitted successors and assigns, the "Seller"), Trendwest Resorts, Inc., an Oregon corporation (herein, together with its permitted successors and assigns, "Trendwest") and TRI Funding II, Inc., a Delaware special purpose corporation (herein, together with its permitted successors and assigns, the "Issuer").


                              PRELIMINARY STATEMENT

         The Issuer has entered into an Indenture, dated as of March 1, 1998 (as amended and supplemented from time to time, the "Indenture"), with LaSalle National Bank, as trustee (herein, together with its permitted successors and assigns, the "Trustee"), and Trendwest, as servicer (herein, together with its permitted successors and assigns, the "Servicer"), pursuant to which the Issuer intends to issue its notes, issuable in one or more Series (collectively, the "Notes") as provided in the Indenture, limited as to principal amount as set forth in the related Series Supplement.

         In furtherance thereof, the Issuer, Trendwest, and the Seller have entered into this Agreement to provide for, among other things, the purchase by the Issuer of all of the right, title and interest in and to the Purchased Assets and a security interest in the Contracts and the related Credits, which the Issuer is pledging to the Trustee, and in which the Issuer will be granting to the Trustee a security interest, as security for the Notes. As a precondition to the effectiveness of this Agreement, the Issuer, the Trustee, the Subservicer and the Servicer will enter into the Servicing Agreement, dated as of March 1, 1998 (as amended and supplemented from time to time, the "Servicing Agreement"), to provide for the administration and servicing of the Purchased Assets. In connection with the issuance of each Series of Notes and pursuant to this Agreement, the Seller from time to time will sell the Purchased Assets to the Issuer. The initial sale shall be effected by this Agreement and an Assignment from the Seller to the Issuer, and the list of Contracts relating to the Purchased Assets so conveyed shall be listed on Schedule I to such Assignment. Subsequent sales shall be effected by this Agreement and Subsequent Assignments from the Seller to the Issuer, and the list of Contracts relating to each conveyance of Purchased Assets shall be listed on Schedule I to the related Subsequent Assignment.

         In order to further secure the Notes, the Issuer is granting to the Trustee a security interest in, among other things, the Issuer's rights derived under this Agreement and the Servicing Agreement, and the Seller agrees that all covenants and agreements made by it in this Agreement with respect to the Purchased Assets supporting each Series of Notes shall also be for the benefit and security of the Trustee and all holders from time to time of the Notes of such Series. In consideration for the Purchased Assets and its representations, warranties, covenants and other agreements under this Agreement, on the Closing Date the Seller will receive payment from the Issuer of cash, a Subordinated Note and all of the common stock of the Issuer, and, in connection with the issuance of subsequent Series of Notes, the Seller will receive cash and, to the extent necessary, a Subordinated Note.


                              ARTICLE 1DEFINITIONS

            Section 1.01. Defined Terms. For purposes of this Agreement the following terms shall have the meanings specified herein. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Indenture.

         "Assignment" shall mean the Assignment, substantially in the form attached hereto as Exhibit B, which shall be entered into in connection with the conveyance of Receivables from the Seller to the Issuer on the Closing Date.

         "Contract File" shall mean, with respect to each Contract, the following documents:

     (i) a copy of the Contract;

     (ii) notice of assignment; and

     (iii) any other documents or papers relating to servicing the Receivables.

     "Contracts" shall mean the retail installment contracts which are sold to the Issuer under this Agreement by the Seller.

     "Custodian" shall mean Sage Systems, Inc. and its permitted successors and assigns.

     "Custodian File" shall mean, with respect to each Contract, the following documents:

     (i) the original Contract; and

     (ii) notice of assignment.

     "Issuer Address" shall mean 3250 Lakeport Boulevard, Klamath Falls, Oregon 97601.

     "Electronic Ledgers" shall mean the electronic master records of all contracts of the Issuer or the Servicer similar to and including the Contracts.

     "Eligible Contract" shall mean a Contract that satisfies the selection criteria set forth in Section 3.01(a) hereof and which is aged at least four months, provided that with respect to any Substitute Contract, any reference in such Section to Series Cut-Off Date shall be deemed to refer to the date as of which the Substitute Receivable is conveyed to the Issuer in accordance with
Section 3.04 hereof.

         "Indenture" shall mean the Indenture, dated as of March 1, 1998, by and among the Issuer, the Trustee and the Servicer, as amended and supplemented from time to time.

         "Purchased Asset Price" shall mean an amount equal to the aggregate principal amount outstanding on the Receivables relating to a Series as of the related Series Cut-Off Date.

         "Purchased Assets" shall mean all of the Seller's right, title and interest in and to (a) the Receivables, including the proceeds thereof and all payments received on or with respect to the Receivables and due after the related Series Cut-Off Date, (b) a security interest in the related Contracts
(c) the Contract Files and the Custodian Files, (d) the Seller's rights and interests in the related Credits, (e) the Servicing Charges with respect to the Contracts, (f) all rights and interests of the Seller under the Receivables Purchase Agreement, and (g) all income and proceeds of the foregoing or relating thereto.

     "Seller Address" shall mean 3250 Lakeport Boulevard, Klamath Falls, Oregon 97601.

     "Series Cut-Off Date" shall having the meaning set forth in the Indenture.

     "Subsequent Assignment" shall mean the Subsequent Assignment, substantially in the form attached hereto as Exhibit C, one of which shall be entered into in connection with each conveyance of Receivables relating to each issuance of a Series of Notes after the Closing Date.

     "Substitute Contract" shall have the meaning set forth in Section 3.04(b) hereof.

     "Substitute Receivable" shall mean the Receivable related to a Substitute Contract.

     "Substitution Criterion" shall have the meaning set forth in Section 3.04(b) hereof.

     "Substitution Date" shall mean the date a Contract is purchased or substituted pursuant to Section 3.03 hereof; such date shall occur on the 25th of each month or on the next Business Day if the 25th is not a Business Day.

     "Upgrade" shall have the meaning set forth in the Indenture.

     "Upgrade Contract" shall have the meaning set forth in the Indenture.


                    ARTICLE 2 ACQUISITION OF PURCHASED ASSETS

            Section 2.01. Purchase Asset Acquisition. In return for the applicable Purchased Asset Price and other rights created by this Agreement, the Seller hereby transfers, assigns, sells, and grants, without recourse except as provided in Section 3.03 of this Agreement, on the related Series Closing Date any and all of the Seller's respective right, title and interest in and to all of the Purchased Assets relating to the Contracts set forth on Schedule I to the Assignment or Subsequent Assignment, as the case may be, including the proceeds of the Receivables and all payments received on or due after the related Series Cut-Off Date and all income and proceeds of the foregoing or relating thereto. The Seller hereby acknowledges that each transfer of the Purchased Assets to the Issuer is absolute and irrevocable, without reservation or retention of any interest whatsoever by the Seller.

            Section 2.02. Grant of Security Interest. The Seller hereby pledges, grants and assigns to the Issuer a security interest in the Seller's right, title and interest in the Contracts and the related Credits to secure the Seller's performance of its obligations hereunder and the payment of the obligations of the Obligors under each Contract, and this Agreement shall constitute a security agreement for such purpose under applicable law.

            Section  2.03.  Purchased  Asset  Price.  By  the  execution  of the
Assignment or Subsequent Assignment, as applicable, subject to all the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants set forth in this Agreement, on the related Series Closing Date, the Issuer hereby agrees to pay the Purchased Asset Price simultaneously with the related issuance of Notes. The Purchased Asset Price shall be paid in the form of cash or in such other form as the Seller and the Issuer may agree.

            Section 2.04. Delivery of Contracts; Filing of Financing Statements.
(a) In connection with the Issuer's acquisition of the Purchased Assets, the Seller, on behalf of the Issuer, shall deliver, or cause the delivery of, the original Contracts to the Custodian so that the Custodian may retain possession thereof as provided in the Transaction Documents. In addition, the Seller agrees to execute and Trendwest agrees to record and file prior to each Series Closing Date, at its own expense, financing statements (and thereafter timely continuation statements with respect to such financing statements) with respect to the applicable Purchased Assets, in accordance with Section 3.01(a)(viii) and
Section 4.01(c) hereof.

           (b) In connection with each such acquisition, Trendwest shall promptly, at its own expense, cause any Electronic Ledger maintained by it or the Seller to be marked to show which Purchased Assets have been acquired by the Issuer in accordance with this Agreement and pledged by the Issuer to the Trustee in accordance with the Transaction Documents.

           (c) It is the intention of the Seller and the Issuer that the Issuer is acquiring full and absolute title to the Purchased Assets. If it is determined, however, that the Seller has transferred to the Issuer a security interest in the Purchased Assets, then this Agreement shall constitute a security agreement under applicable law, and the Seller does hereby pledge, grant and assign to the Issuer a security interest in the Purchased Assets.

            Section 2.05. Servicing of Contracts and Credits. The Servicer shall service the Receivables, the Contracts, the related Credits and the other Purchased Assets for the benefit of the Issuer (and its successors and assigns) in accordance with the terms and conditions of the Transaction Documents. Notwithstanding the foregoing, Trendwest acknowledges and agrees that its obligations under this Agreement are independent of any obligations it may have under the other Transaction Documents and that its obligations under this Agreement will continue in full force and effect until termination of this Agreement in accordance with Section 6.01 hereof, unless otherwise provided herein.

            Section 2.06. Review of Contracts. If either of Trendwest or the Custodian (who shall thereupon notify Trendwest and the Trustee) discovers that any Contracts are missing or defective (that is, mutilated, damaged, defaced, incomplete, improperly dated, clearly forged or otherwise physically altered) in any material respect, Trendwest shall correct or cure such omission, defect or other irregularity within 30 days from the date Trendwest discovered such omission or defect, or from the date Trendwest is notified by the Custodian of such omission or defect. In the event Trendwest is unable to correct or cure such omission, defect or irregularity within the 30 day period described in the preceding sentence, Trendwest shall purchase or replace such Receivable from the Issuer in accordance with Section 3.03 hereof.


                    ARTICLE 3 REPRESENTATIONS AND WARRANTEES

            Section 3.01. Representations and Warranties of the Seller. The Seller, with respect to itself and the Receivables, the Contracts and related Credits, and Trendwest, with respect to the Contracts, Receivables, the related Credits, and the Seller, hereby make the following representations and warranties to the Issuer for the benefit of the Trustee and Holders of the Notes, on which the Issuer relies in acquiring the Receivables and on which the Holders of each Series of Notes rely in purchasing such Notes; provided, however, that with respect to the representations and warranties relating to the Assets, the Holders of Notes of any Series only rely on such representations and warranties to the extent such Assets are part of the Series Trust Estate supporting such Series of Notes. Such representations and warranties shall survive any subsequent transfer, assignment, contribution or conveyance of the Receivables and the security interest in the Contracts and related Credits and any issuance of Notes.

     (a) As to each Contract, as of the related Series Closing Date:

     (i) The information set forth in the related Series Contract Schedule is true and correct as of the related Series Cut-Off Date.

     (ii) The rights with respect to the Contract are assignable by the lender thereunder and its successors and assigns without the consent of any Person.

     (iii) Trendwest or the Seller has heretofore provided to the Custodian the sole original counterpart of the Contract, together with any amendments, waivers and modifications thereto, except original executed counterparts which have been marked to show that they have been pledged by the Issuer to the Trustee under the Indenture, and the terms of such Contract have not been amended, waived or modified subsequent to the above being provided to the Custodian.

     (iv) The Electronic Ledgers have been marked as provided in Section 2.04(b) hereof.

     (v) The Contract was not originated in, nor is it subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer or assignment of such document under any of the Transaction Documents, including any repurchase in accordance with the Transaction Documents.

     (vi) The Contract is, and on the related Series Closing Date will be, in full force and effect in accordance with its respective terms, and none of Trendwest or the Seller or any Obligor has or will have suspended or reduced any payments or obligations due or to become due thereunder by reason of a default by the other party to such Contract; as of the related Series Closing Date, no Scheduled Payment with respect to such Contract has not been received and remains unpaid for a period of 30 or more days (without regard to advances, if any, made by the Servicer), and there are no proceedings pending, or to the best of the knowledge of Trendwest or the Seller, threatened asserting insolvency of such Obligor; there has been no other default, breach or violation and no event, other than relating to an Upgrade, permitting acceleration under such Contract; there are no proceedings pending, or to the best of the knowledge of Trendwest or the Seller, threatened, wherein such Obligor or any governmental agency has alleged that such Contract is illegal or unenforceable; and none of the related Scheduled Payments are subject to any set-off or credit of any kind.

     (vii) The Contract is the valid, binding and legally enforceable obligation of the parties thereto, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity.

     (viii) All actions, filings (including UCC filings) and recordings as are required by the Indenture and that may be necessary to perfect, with respect to the applicable Series Trust Estate, a security interest of the Issuer and the Trustee in, and the sale by Trendwest, TW Holdings and the Prior Issuer to the Seller of the Contract and the related Receivables being acquired, and the sale from the Seller to the Issuer of the Receivables being acquired and the transfer of the security interest in the Purchased Assets (other than the Receivables, TFI's right and interests under the Receivables Purchase Agreement and the related proceeds and payments) hereunder have been accomplished and are in full force and effect.

     (ix) The Contract is identical to one of the form contracts attached as Exhibit A hereto, except for either (i) such immaterial modifications or deviations from the form contract which appear in such Contract, which immaterial modifications or deviations will not have a material adverse effect on the Holders of the Notes or (ii) such modifications or deviations as set forth on Schedule I to the Assignment or Subsequent Assignment, as the case may be, related to such Contract.

     (x) The Contract was originated by Trendwest in Trendwest's ordinary course of business and meets Trendwest's qualifications for originating vacation credit installment contracts. The origination and collection practices used by Trendwest and the Seller with respect to such Contract have been in all respects legal, proper, prudent and customary in the vacation credit financing and servicing business.

     (xi) The Receivable is under a Contract that has a term to the last Scheduled Payment Date of not more than 84 months (except for Contracts relating to the Eagle Crest resort, which have a term to the last Scheduled Payment Date of not more than 120 months) and not less than one month.

     (xii) The Contract obligates the related Obligor to make all Scheduled Payments thereunder in full notwithstanding the collection by Trendwest of a security deposit with respect thereto. The calculation of the Collateral Value of the related Receivable does not include any security deposits or similar payments collected by or on behalf of Trendwest which are applied to Scheduled Payments.

     (xiii) All requirements of applicable federal, State and local laws, and regulations thereunder, including, without limitation, usury laws, if any, in respect of the Contract have been complied with in all material respects, and such Contract complied in all material respects at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated.

     (xiv) The Contract is not and will not be subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, whether arising out of transactions concerning such Contract or otherwise, and the operation of any of the terms of such Contract or the exercise by the Seller or the Obligor of any right under such Contract will not render such Contract unenforceable in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, except that certain rights or defenses may exist under applicable law which, individually or in the aggregate, do not make the remedies available to the Seller with respect to such Contract inadequate for the practical realization of the benefits provided thereby.

     (xv) Each of the Seller and Trendwest has duly fulfilled all obligations on the lender's part to be fulfilled under or in connection with the Contract, including, without limitation, giving any notices or consents necessary to effect the acquisition of the Purchased Assets by the Issuer and has done nothing to impair the rights of the Issuer and the Noteholders in such Contract or payments with respect thereto.

     (xvi) The Seller's interest in the Contract, the Receivable and the related Credits has not been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer (except for such interests in the Purchased Assets which shall be terminated on or prior to the related Series Closing Date), and upon execution and delivery hereof and of the Assignment by the Seller and the payment by the Issuer of the related Purchased Asset Price, the Issuer will have all of the right, title and interest in Receivables and a security interest in the Contracts and the related Credits, free and clear of all liens and encumbrances, except for the interests of the Obligor pursuant to such Contract. Such Contract has not been satisfied, subordinated or rescinded.

     (xvii) Neither the Seller nor Trendwest has any specific knowledge that the Contract will not be fully performed in accordance with its terms.

     (xviii) The Obligor has made the first Scheduled Payment (which payment may be an advance payment under such Contract) due under the Contract within the time set forth in such Contract.

     (xix) The related Obligor is located in the United States of America or Canada, and the related Scheduled Payments are payable in U.S. dollars.

     (xx) Except for changes due to Upgrades, the related Scheduled Payments were established at the time such Contract was originated.

     (xxi) There are no unpaid brokerage or other fees owed to third parties relating to the origination of the Contract.

     (xxii) The Contract cannot be rescinded pursuant to applicable consumer finance laws.

     (xxiii) The contract was originated in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to the origination of the Contract (including, without limitation, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, and any other federal, state and local laws relating to interest, usury, consumer credit, equal credit opportunity, fair credit reporting, privacy, consumer protection, false or deceptive trade practices and disclosure, the Mail Fraud statute and any timeshare disclosure), non-compliance with which could have a material adverse effect on the enforceability or value of the Contract.

     (xxiv) All Scheduled Payments are due and payable monthly and such Scheduled Payments are level payments throughout the terms of the Contracts.

     (b) As to the aggregate pool of Contracts supporting a Series of Notes as of the related Series Closing Date, neither Trendwest nor the Seller used any selection procedures that identified the Contracts as being less desirable or valuable than other comparable vacation credit installment contracts originated by Trendwest.

     (c) As to the Seller as of each Series Closing Date:

     (i) The Seller has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware with corporate power and authority to own its properties and to transact the business in which it is now engaged, and the Seller is duly qualified to do business in and is in good standing under the laws of each State in which its business is located or is not required under applicable law to effect such qualification, except where failure to so qualify would not have a material adverse effect on the ability of the Seller to perform its obligations under the Transaction Documents or on any of the Contracts, the Receivables or the Credits or on the ability of the Seller, the Issuer or the Trustee to realize upon or enforce the same.

     (ii) The performance of the obligations of the Seller under this Agreement and the other Transaction Documents and the consummation of the transactions herein and therein contemplated will not conflict with or result in any breach of any of the terms or provisions of, or constitute with or without notice, lapse of time or both, a default under the Certificate of Incorporation or Bylaws of the Seller, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance (except the lien created by the Transaction Documents) upon any of the property or assets of the Seller pursuant to the terms of such indenture, mortgage, deed of trust, or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the Seller's property or assets is subject, nor will such action result in any violation of the provisions of the Seller's Certificate of Incorporation or By-laws or any statute or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having jurisdiction over the Seller or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with or other action of any court, or any such regulatory authority or other governmental agency or body is required for consummation of the transactions contemplated by this Agreement and the other Transaction Documents except such consents, approvals and authorizations which have been obtained or such registrations or qualifications which have been made.

     (iii) This Agreement and any other Transaction Document to which the Seller is a party have been duly authorized, executed and delivered by the Seller by all necessary corporate action and such agreements are the valid and legally binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, subject as to enforcement to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity.

     (iv) The Seller Address is the chief executive office, principal place of business and the office where the Seller keeps its records concerning the Contracts, Receivables and the related Credits. The Seller has not used any address other than its Seller Address in the previous five-year period. The Seller's legal name is as set forth in this Agreement. The Seller has not used or done business under any other name in the previous six-year period.

     (v) The Seller does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement.

     (vi) The transactions contemplated by the Transaction Documents are being consummated by the Seller in furtherance of its ordinary business purposes, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors.

     (vii) The consideration received by the Seller pursuant to this Agreement is fair consideration having value reasonably equivalent to or in excess of the value of the performance of the Seller's obligations hereunder.

     (viii) Neither on the date of the transactions contemplated by the Transaction Documents or immediately before or after such transactions, nor as a result of the transactions, will the Seller:

     (A) be insolvent such that the sum of its debts is greater than all of its respective property, at a fair valuation;

     (B) be engaged in, or about to engage in, business or a transaction for which any property remaining with the Seller will be an unreasonably small capital or the remaining assets of the Seller will be unreasonably small in relation to its respective business or the transaction; and

     (C) have intended to incur, or believed it would incur, debts that would be beyond its respective ability to pay as such debts mature or become due. The Seller's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

     (ix) Both immediately before and after the transactions contemplated by the Transaction Documents (a) the present fair salable value of the Seller's assets was or will be in excess of the amount that will be required to pay its probable liabilities as they then exist and as they become absolute and matured; and (b) the sum of the Seller's assets was or will be greater than the sum of its debts, valuing its assets at a fair salable value.

     (x) The acquisition of the Purchased Assets by the Issuer pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     (xi) There are no proceedings or investigations pending or, to the knowledge of the Seller or Trendwest, threatened against or affecting the Seller in or before any court, governmental authority or agency or arbitration board or tribunal which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Seller, or the ability of the Seller to perform its obligations under this Agreement or the other Transaction Documents. The Seller is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

     (xii) All tax returns or extensions required to be filed by the Seller in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Seller, or upon any of the respective properties, income or franchises shown to be due and payable on such returns have been, or will be, paid. All such tax returns are true and correct, and the Seller has no knowledge of any proposed additional tax assessment against it in any material amount nor of any basis therefor. The provisions for taxes on the books of the Seller are in accordance with generally accepted accounting principles.

     (xiii) The Seller (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, and (iii) is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of the Seller.

     (xiv) It is the intention of the Seller that the Purchased Assets are being or have been acquired by the Issuer and that the beneficial interest in and title to the Purchased Assets are not part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law.

     (xv) Immediately prior to the acquisition of the Purchased Assets by the Issuer pursuant to this Agreement, the Seller was the sole owner of such Purchased Assets and the Contracts at such time and had a valid security interest (or a security interest in a security interest) in the related Credits, and had good and marketable title to such Purchased Assets, free and clear of all liens, claims and encumbrances (except for the Purchased Assets Price and security interests in the Purchased Assets and the Contracts which shall be terminated on or prior to the related Series Closing Date); and the acquisition of the Purchased Assets by the Issuer does not violate the terms or provisions of any Contract.

     (xvi) The Seller will treat the transfer of the Purchased Assets as a sale to the Issuer for federal, State and local income tax reporting and accounting purposes. The affiliated group of which the Seller is a member within the meaning of Section 1504 of the Code shall treat the Purchased Assets as owned by the Issuer for federal, state and local income tax purposes.

     (xvii) The transfer of the Purchased Assets pursuant to this Agreement constitutes the valid transfer by the Seller to the Issuer of all of the Seller's right, title and interest in the Purchased Assets.

     (xviii) The Seller has valid business reasons for selling the Purchased Assets to the Issuer pursuant to this Agreement rather than obtaining a loan secured by the Purchased Assets.

     (xix) The Seller will be operated generally so as to not be substantively consolidated with the Issuer.

     (xx) No event has occurred that adversely affects the Seller's ability to perform the transactions contemplated by the Transaction Documents.

     (xxi) Each pension plan or profit sharing plan to which the Seller is a party has been fully funded in accordance with the obligations of the Seller as set forth in such plan.

     (xxii) Neither the acquisition nor the holding of the Contracts and the related Receivables violates any federal or State law, rule or regulation the non-compliance with which could have a material adverse effect on the value of the Contracts or the related Receivables.

     Section 3.02. Representations and Warranties of the Issuer. The Issuer hereby makes the following representations and warranties for the benefit of the Trustee and Holders of the Notes, on which the Seller relies in entering into this Agreement with the Issuer and on which the Holders of the Notes rely in purchasing the Notes; such representations and warranties speak as of each Series Closing Date unless otherwise indicated, but shall survive any subsequent transfer, assignment, contribution or conveyance of the Purchased Assets:

     (a) The Issuer has been duly organized and is validly existing in good standing as a corporation under the laws of the State of Delaware, with power and authority to own its properties, perform its obligations under the Transaction Documents and to transact the business in which it is now engaged or in which it proposes to engage; the Issuer is duly qualified to do business and is in good standing in each State in which the nature of its business requires it to be so qualified, except where failure to so qualify would not have a material adverse effect on the ability of the Issuer to perform its obligations under the Transaction Documents.

     (b) The transfer to and receipt by the Issuer of the Seller's interest in the Receivables and a security interest in the Contracts and related Credits pursuant to this Agreement and the consummation of the transactions contemplated herein and in the Transaction Documents will not conflict with or result in breach of any of the terms or provisions of, or constitute (with or without notice, lapse of time or both) a default under the Certificate of Incorporation or the By-laws of the Issuer or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance (except for the lien created by this Agreement and the Indenture) upon any of the property or assets of the Issuer pursuant to the terms of, such indenture, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it is bound or to which any of the property or assets of the Issuer is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-laws of the Issuer or any statute or any order, rule or regulation of any court or regulatory authority or other governmental agency or body having jurisdiction over the Issuer or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with or other action of any court or any such regulatory authority or other governmental agency or body is required for the acquisition of the Purchased Assets hereunder.

     (c) The Transaction Documents have been duly authorized, executed and delivered by the Issuer by all necessary action and constitute valid and legally binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of equity or law.

     (d) There are no proceedings or investigations to which the Issuer is a party pending or, to the knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (a) asserting the invalidity of this Agreement, (b) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, or (c) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, this Agreement.

     (e) All approvals, authorizations, consents, orders or other actions of any Person or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement, have been or will be taken or obtained on or prior to the related Series Closing Date.

     (f) The Issuer Address is the principal place of business and chief executive office of the Issuer.

     Section 3.03. PIurchase or Substitution Required upon Breach of Certain Representations and Warranties. Upon discovery by the Seller, Trendwest or the Issuer of the breach of any representations or warranties set forth in Section
3.01 or 3.02 hereof which materially and adversely affects the value of a Contract, Receivable, the related Credits, or the interests of the Holders of the Notes of any Series, or a breach of any of the representations and warranties set forth in Sections 3.01(a)(v), 3.01(a)(vi), 3.01(a)(vii), 3.01(a)(xiii), 3.01(a)(xiv), 3.01(a)(xvi), 3.01(a)(xxii) or 3.01(a)(xxiii)
hereof, the party discovering such breach shall give prompt written notice to the other parties. The Seller or Trendwest, with respect to the Contracts shall, within 30 days from the date such Person was notified of, or otherwise discovers, such breach, cure such breach, or, (1) if the breach relates to a particular Contract and is not cured, either (a) purchase the Issuer's interest in the related Receivable from the Issuer at the Purchase Price or (b) provide a Substitute Receivable or (2) if the breach relates to a representation or warranty regarding the selection criteria of the Contracts as a whole and is not cured by the Seller or Trendwest, as applicable, either (a) purchase the Issuer's interest in such non-conforming Contracts and the related Receivables from the Issuer or (b) provide Substitute Receivables as set forth above, so that the representations and warranties with respect to the selection criteria are correct, as evidenced by a certificate of an officer of the Seller or Trendwest, as applicable, to the Trustee. The Purchase Price for a purchased Receivable shall be paid, and any Substitute Contract shall be delivered, by the Seller or Trendwest to the Issuer in accordance with Section 3.04(c) hereof. It is understood and agreed that the obligation of the Seller or Trendwest to cure or purchase or replace any Receivable related to a Contract as to which such a breach has occurred shall constitute the sole remedy respecting such breach available to the Issuer, the Holders of Notes or the Trustee on behalf of such Holders (except for any indemnities provided under Section 4.01(j) hereof or its obligations under the related Indenture) for any losses, claims, damages and liabilities arising from the Issuer's interest in such Receivable or the inclusion of the Issuer's interest in such Receivable in the applicable Series Trust Estate.

            Section 3.04. Requirements for Purchase or Substitution of Receivables; Upgrades. (a) If either the Seller or Trendwest is required to purchase the Issuer's interest in any Receivable under Section 3.03 hereof or if the Issuer is required or elects to purchase the Trustee's interest in any Receivable under Section 3.10 of the Servicing Agreement, such Receivable shall be purchased by the Seller or Trendwest at the Purchase Price. All purchases shall be accomplished at the times specified in subsection (c) below.

           (b) If the Seller or Trendwest is required to substitute any Receivable related to a Contract under Section 3.03 hereof, or if the Issuer is required or elects to substitute any Receivable related to a Contract under
Section 3.10 of the Servicing Agreement (a "Substitute Contract"), each such Substitute Contract shall (i) be an Eligible Contract; (ii) be written on one of the standard forms attached as Exhibit A to this Agreement; (iii) be accompanied by a supplement to this Agreement substantially in the form of Annex A hereto subjecting such Contract to the provisions hereof and providing with respect to such Substitute Contract the information required in the related Series Contract Schedule; (iv) not have been selected using procedures that identified the Contracts as being less desirable or valuable than other comparable vacation credit retail installment contracts originated by Trendwest and (v) not have any Scheduled Payments that are due after the Stated Maturity Date of the Notes of the Series supported by such Contract. In addition, (i) such Substitute Contracts shall have an aggregate Collateral Value at least equal to and not materially greater than the aggregate Collateral Value of the Contracts being withdrawn as of the date of withdrawal (the "Substitution Criterion") and (ii) the representations and warranties set forth in Sections 3.01 and 3.02 shall be true and correct with respect to such Substitute Contract and the aggregate pool of Contracts as of the date the Substitute Receivable is conveyed to the Issuer.

         Upon the substitution of any Substitute Receivable pursuant to the provisions of this Section 3.04(b), the Seller and Trendwest hereby agree that such Substitute Receivable will be subject to all the terms and provisions of this Agreement, the Servicing Agreement, the Custodian Agreement and the Indenture just as if such Substitute Receivable and the related Substitute Contract had been one of the original Contracts the related Receivable of which was acquired on the applicable Series Closing Date. Upon the substitution of a Substitute Receivable pursuant to this Section 3.04(b), the Issuer and the Seller shall also comply with the provisions and limitations set forth in the Indenture. All substitutions shall be accomplished at the time specified in subsection (c) below.

           (c) Any purchase or substitution of a Receivable related to a Contract by the Seller in accordance with Section 3.03 hereof or this Section
3.04 or by the Issuer under Section 3.10 of the Servicing Agreement shall be made either by remittance of the Purchase Price to the Subservicer for deposit into the Clearing Account in accordance with Section 3.03(a) of the Servicing Agreement or by substitution of a Substitute Receivable, as applicable, within one Business Day following the expiration of the cure period set forth in
Section 3.03 hereof.

           (d) Any voluntary purchase or substitution of a Receivable related to a Contract by the Issuer pursuant to the terms of the Servicing Agreement or Indenture in the event of a default, delinquency or modification with respect to such Contract shall satisfy the same requirements for a purchase or substitution, as the case may be, as are set forth in this Section 3.04.

           (e) If an Obligor desires to enter into an Upgrade Contract, Trendwest, as Servicer, shall inform the Issuer of such fact. In such event, if the Issuer desires to purchase the Receivable related to such Upgrade and so advises Trendwest, Trendwest for the benefit of the Issuer may (but shall not be obligated to) to enter into an Upgrade Contract with such Obligor and transfer such Upgrade Contract to TFI, which shall simultaneously transfer the related Receivable and pledge such Upgrade Contract to the Issuer. The Issuer shall pay to TFI an amount equal to the difference in the principal balance between the existing Contract and the Upgrade Contract (which amount shall be paid to TFI by increasing the amount owed by the Issuer under the Subordinated Note); provided, however, that (i) such Upgrade Contract has an interest rate that is not more than 1.0% per annum lower than the interest rate on the Contract that is being replaced, (ii) each Scheduled Payment under the Upgrade Contract shall be the equal to or greater than the Scheduled Payments on the existing Contract, (iii) such Obligor has made all Scheduled Payments due on or before the date of such Upgrade, (iv) such Upgrade Contract is written on one of the standard forms attached as Exhibit A to this Agreement, (v) simultaneous with the execution of the Upgrade Contract, Trendwest shall execute a form of assignment to TFI, which will immediately execute an assignment to the Issuer attached to such Upgrade Contract, and indicate on the face of the Upgrade Contract that the related Receivable is being sold to the Issuer and pledged to the Trustee pursuant to the Indenture, (vi) such Upgrade Contract shall be delivered by Trendwest to the Custodian immediately after execution of such contract by the Obligor, WorldMark and Trendwest (and, in any event, prior to the release of the original Contract), (vii) the transfer of the related Receivable shall not be effective (and the lien of the Trustee on the existing Contract and the related Receivable shall not be released) until after any applicable rescission period has expired and (viii) clauses (i)-(vii) above shall be representations and warranties of Trendwest, and Trendwest shall be obligated to purchase from the Issuer the Receivable related to any Upgrade Contract that does not comply with such representations and warranties. Simultaneous with the delivery of such Upgrade Contract to the Custodian, TFI shall deliver to the Trustee a supplement to this Agreement substantially in the form of Annex A hereto subjecting such Contract to the provisions hereof and providing with respect to such Upgrade Contract the information required on the Contract Schedule. TFI shall pay to Trendwest, through an increase in the intercompany debt between TFI and Trendwest, for such Upgrade Contract an amount equal to the difference between the principal balance of the Upgrade Contract on the date of such Upgrade and the Collateral Value of the Contract being prepaid because of such Upgrade as of such date.

         Upon the acquisition by the Issuer of the Receivable related to any Upgrade Contract pursuant to the provisions of this Section 3.04(e), Trendwest hereby agrees that such Upgrade Contract and the related Receivable will be subject to all the terms and provisions of this Agreement, the Receivables Purchase Agreement, the Servicing Agreement and the Indenture just as if such Upgrade Contract had been one of the original Contracts acquired on a Series Closing Date.


                               ARTICLE 4 COVENANTS

     Section 4.01. Seller and Trendwest Covenants. The Seller (and Trendwest, with respect to subsections (c), (j), (n) and (q) of this Section 4.01) hereby covenants and agrees with the Issuer as follows:

     (a) Except as hereinafter provided, the Seller will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Contracts and to perform its duties hereunder. Any person into which the Seller may be merged or consolidated, or to whom the Seller has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01(c) hereof shall have been breached, (x) such successor executes an agreement of assumption, in form reasonably satisfactory to the Trustee, to perform every obligation under this Agreement,
(y) the Seller shall have delivered to the Issuer a certificate of an officer of the Seller and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement of assumption complies with this
Section 4.01 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Seller shall have delivered to the Issuer an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer in the Contracts and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

     (b) Neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Issuer, the Trustee or the Holders of Notes for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment not involving recklessness or negligence; provided, however, that this provision shall not protect the Seller against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller, and any director, officer, employee or agent of the Seller, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations as the seller of the Purchased Assets under this Agreement and that in its opinion may involve it in any expense or liability.

     (c) Trendwest and the Seller will from time to time, at Trendwest's expense, execute and file such additional financing statements (including continuation statements) as may be necessary or which the Trustee may deem appropriate to preserve the security interests and liens described in Section 3.01(a)(viii) hereof and are reasonably satisfactory in form and substance to the Issuer.

     (d) The Seller will not change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement misleading within the meaning of section 9-402(7) of the UCC, unless it shall have given the Issuer and the Trustee at least 30 days' prior written notice thereof.

     (e) The Seller will give the Issuer and the Trustee at least 30 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement.

     (f) The Seller will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract and will not change or modify the terms of the Contracts except as expressly permitted by the terms of the Transaction Documents and will do nothing to impair the rights of the Issuer or the Trustee in the Purchased Assets. In the event that the rights of the Seller sold hereunder to the Issuer under any Contract or any guaranty of the related Obligor's obligations under any Contract are not assignable to the Issuer, the Seller will enforce such rights on behalf of the Issuer; the Seller is not aware of any such inability to assign any Contracts.

     (g) The Seller will comply, in all material respects, with all material acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Purchased Assets or any part thereof; provided, however, that the Seller may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Issuer or the Trustee in the Purchased Assets.

     (h) The Seller will advise the Issuer and the Trustee promptly, in reasonable detail, of the occurrence of any breach by the Seller following discovery by the Seller of such breach of any of its representations, warranties and covenants contained herein.

     (i) The Seller will execute or endorse, acknowledge, and deliver to the Issuer and the Trustee from time to time such schedules, confirmatory assignments, conveyances, and other reassurances or instruments and take such further similar actions relating to the Purchased Assets, and the rights covered by the Transaction Documents, as the Issuer or the Trustee may reasonably request to preserve and maintain title to the Purchased Assets and the rights of the Trustee and the Holders of Notes therein against the claims of all persons and parties.

     (j) Trendwest agrees to indemnify, defend and hold the Issuer harmless from and against any and all loss, liability, damage, judgment, claim, deficiency or expense (including interest, penalties, reasonable attorney's fees and amounts paid in settlement) that is caused by (i) a material breach at any time by the Seller or Trendwest of its representations, warranties and covenants contained in Section 3.01 hereof or this Section 4.01 or (ii) any material information furnished by the Seller which is set forth in any schedule delivered hereunder, being untrue in any material respect when any such representation was made or schedule delivered, provided that neither Trendwest nor the Seller shall have any liability with respect to a representation or warranty as to any specific Contract, Receivable or the related Credits other than to purchase the related Receivable or substitute for such Receivable in accordance with Section 3.03 hereof unless such breach of representation or warranty is the result of the fraud, negligence, bad faith or willful misconduct of the Seller or Trendwest. Trendwest shall also indemnify the Trustee and the Servicer for any cost or expenses incurred by them in the enforcement of this Agreement. The obligations of Trendwest under this Section 4.01(j) shall be considered to have been relied upon by the Issuer and shall survive the execution, delivery and performance of this Agreement, regardless of any investigation made by or on behalf of the Issuer, until termination of the Indenture. If either Trendwest or the Seller has made any indemnity payments pursuant to this Section 4.01(j) and thereafter the recipient collects any of such amounts from others, such party will promptly repay the amount collected to either Trendwest or the Seller, as applicable, without interest.

     (k) The Seller will do nothing to disturb or impair the acquisition hereunder by the Issuer of all of the Seller's right, title and interest in the Purchased Assets and interest in the Contracts and related Credits.

     (l) The Seller (i) will (A) maintain its books and records separate from the books and records of the Issuer and (B) maintain bank accounts separate from those of the Issuer and (ii) will not, prior to the payment of the Notes, (x) take any action that would cause the dissolution or liquidation of the Issuer,
(y) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of the Issuer or (z) institute against the Issuer, or join any other person in instituting against the Issuer, any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar laws.

     (m) The Seller shall notify the Issuer and the Trustee promptly after becoming aware of any Lien on any Purchased Asset.

     (n) On each date as of which Trendwest or the Seller substitutes a Receivable related to a Substitute Contract in accordance with Section 3.03 hereof, Trendwest or the Seller shall provide to the Issuer a supplement to this Agreement substantially in the form of Annex A hereto subjecting such Contract and the related Receivable to the provisions hereof and providing with respect to the Substitute Contract the information required in the Contract Schedule.

     (o) The annual financial statements of the Seller will disclose the effects of the transactions contemplated by the Transaction Documents in accordance with generally accepted accounting principles. The resolutions, agreements and other instruments underlying the Transaction Documents will be continuously maintained by the Seller as official records.

     (p) The affiliated group of which the Seller is a member within the meaning of Section 1504 of the Code shall treat the Receivables as owned by the Issuer for federal, state and local income tax purposes.

     (q) Trendwest will, at its own cost and expense, (i) retain the Electronic Ledger as a master record of the Receivables, the Contracts and the related Credits and copies of all documents relating to each Contract (other than the original executed Contracts) as custodian for the Issuer and other Persons, if any, with interests in the Receivables, the Contracts and related Credits and
(ii) mark the Contracts and the Electronic Ledger to the effect that the Receivables and a security interest in, the related Credits have been acquired by the Issuer and that they have been transferred and assigned to the Trustee pursuant to the Indenture.

     (r) The Seller will perform the transactions contemplated by this Agreement in a manner that is consistent with the Issuer's ownership interest in the Purchased Assets. The Seller will respond to all third party inquiries confirming the transfer of the Purchased Assets to the Issuer.

     (s) The Seller shall immediately transfer to Servicer for deposit in the Clearing Account any payment it receives relating to the Purchased Assets.

     (t) The Seller will not amend its Certificate of Incorporation or its By-laws without the prior written consent of the Trustee and the Holders of a majority in principal amount of Notes Outstanding.

     Section 4.02. Issuer Covenants. The Issuer hereby covenants and agrees with the Seller as follows:

     (a) The Issuer hereby acknowledges and agrees that its rights in the Receivables, the Contracts and related Credits are expressly subject to the rights of the related Obligors in such Receivables, Contracts and Credits pursuant to the related Contract.

     (b) On each date as of which any interest in any Receivable is to be purchased or replaced by Trendwest or the Seller pursuant to Section 3.03 hereof, the Issuer shall submit to Trendwest or the Seller an instrument of assignment assigning the Issuer's interest in such Receivable and the related Credits to Trendwest or the Seller, as applicable, signed by the president, senior vice president or any vice president of the Issuer. Each such assignment shall operate as an assignment, without recourse, representation, or warranty, to Trendwest or the Seller, as applicable, of all of the Issuer's right, title, and interest in and to such Receivable, the related Contract, the related Credits and any security documents relating thereto, such assignment being an assignment outright and not for security, and upon payment of the Purchase Price or delivery of a Substitute Contract, Trendwest or the Seller, as applicable, will thereupon own such interest in the related Receivable and all such security and documents, free of any further obligation to the Issuer with respect thereto. If in any enforcement suit or legal proceeding it is held that Trendwest or TFI, as applicable, may not enforce such Contract on the ground that it is not a real party in interest entitled to enforce such Contract, the Issuer shall, at the Issuer's expense, take such steps as the Issuer deems necessary to enforce such Contract, including bringing suit in the Issuer's name.

     (c) The Issuer warrants that it will have a valid security interest in the Contracts and related Credits and that it will warrant and defend such interest in such Contracts and Credits against all Persons, claims and demands whatsoever. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Contracts or the related Credits, except as permitted under the Transaction Documents.

     (d) The Issuer shall treat Purchased Assets as owned by it for federal, State and local income tax purposes, shall include in the computation of its gross income for such purposes the other income from the Purchased Assets, shall treat the Notes as its debt for such purposes and shall deduct the interest paid or accrued with respect to the Notes in accordance with its applicable method of accounting for such purposes.

     Section 4.03. Assignment of Purchased Assets. Trendwest and the Seller understand that the Issuer will assign to and grant to the Trustee a security interest in all its right, title and interest to this Agreement, the Contracts, the related Credits and the Purchased Assets. Trendwest and the Seller consent to such assignment and grant and further agree that all representations, warranties, covenants and agreements Trendwest or the Seller made herein shall also be for the benefit of and inure to the Trustee and all Holders from time to time of the Notes.


                         ARTICLE 5 CONDITIONS PRECEDENT

     Section 5.01. Conditions to the Issuer's Initial Obligations. The obligations of the Issuer to execute and deliver the applicable Assignment to the Seller on each Series Closing Date pursuant to, and perform it obligations pursuant to, this Agreement shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of the Seller and Trendwest contained in Sections 3.01(b) and 3.01(c) hereof and all information provided in the related Series Contract Schedule shall be true and correct on such Series Closing Date, with the same effect as though such representations and warranties had been made on such date, and the Seller and Trendwest shall have delivered to the Issuer, the Trustee and each original purchaser of the related Series of Notes an Officer's Certificate to such effect;

     (b) All representations and warranties of the Seller and Trendwest contained in Section 3.01(a) hereof shall be true and correct on such Series Closing Date with respect to the Contracts listed on the related Series Contract Schedule, with the same effect as though such representations and warranties had been made on such date, and the Seller and Trendwest shall have delivered to the Issuer, the Trustee and each original purchaser of the related Series of Notes an Officer's Certificate to such effect;

     (c) The Seller shall have delivered all other information theretofore required or reasonably requested by the Issuer to be delivered by the Seller hereunder, duly certified by an officer of the Seller, and the Seller shall have substantially performed all other obligations required to be performed as of such Series Closing Date by the provisions of this Agreement;

     (d) On or prior to such Series Closing Date, the Seller shall have delivered, or caused the delivery of, the Custodian Files related to the Contracts identified in the Contract Schedule to the Custodian or its agent and, subject to Section 2.04 hereof, there shall have been made all filings, recordings and/or registrations, and there shall have been given, or taken, any notice or any other similar action, as may be necessary in the opinion of the Issuer, in order to establish and preserve the right, title and interest of the Issuer in the Purchased Assets;

     (e) On or before the Closing Date, the Issuer, the Servicer, the Subservicer and the Trustee shall have entered into the Servicing Agreement;

     (f) The related Series of Notes shall be issued and sold on the Closing Date, the Issuer shall receive the full consideration due it upon the issuance of the Notes, and the Issuer shall have applied such consideration, to the extent necessary, to pay the related Purchased Asset Price; and

     (g) The Seller shall have executed and delivered the Assignment.

     Section 5.02. Conditions to the Sellers' Obligations. The obligations of the Seller to execute and deliver to the Issuer the Assignment or the Subsequent Assignment, as the case may be, and perform it obligations pursuant to, this Agreement on the applicable Series Closing Date shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of the Issuer contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

     (b) The Issuer shall have executed and delivered the applicable Assignment; and

     (c) All company and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Issuer copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

     Trendwest's and the Seller's obligations to repurchase the Contracts pursuant to this Agreement shall not be affected by any failure of the Issuer to comply with the provisions of clause (a) of this Section 5.02 subsequent to the applicable Series Closing Date.


                         ARTICLE 6 TERM AND TERMINATION

     Section 6.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the later of (i) payment with respect to the last Purchased Asset or (ii) termination of the Indenture.

     Section 6.02. Default by the Seller or Trendwest. If the Seller or Trendwest shall be in default under this Agreement and such default shall not have been cured for a period of 60 days, or if the Seller or Trendwest shall become insolvent or make an assignment for the benefit of its creditors or have a receiver appointed for all or substantially all of its properties, or if any proceedings commenced, or consented to, by the Seller or Trendwest are not stayed or dismissed within 90 days after being commenced against the Seller or Trendwest under any bankruptcy, insolvency or other law for the relief of debtors, the Issuer shall have the right, in addition to any other rights it may have under any applicable law, to terminate this Agreement upon 30 days' prior written notice to the Seller or Trendwest, as applicable; provided that any termination of this Agreement shall not release the Seller or Trendwest, as applicable from any obligation under this Agreement.


                             ARTICLE 7 MISCELLANEOUS

     Section 7.01. Amendments. This Agreement and the rights and obligations of the parties hereunder may not be changed orally but only by an instrument in writing signed by the party against which enforcement is sought. This Agreement may be amended by the Issuer, Trendwest and the Seller only with the consent of the Holders of 66-2/3% in principal amount of the Controlling Class of the Notes Outstanding of each Series; provided, however, that the number of Holders of any Series required for any such amendment may be modified as set forth in the related Series Supplement.

     Section 7.02. Governing Law. This Agreement shall be construed in accordance with the internal laws of the State of New York, without regard to choice of law principles.

     Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered personally, mailed by registered or certified United States mail, postage prepaid, or sent via overnight air courier or facsimile communication and addressed, in the case of Trendwest, to 12301 N.E. 10th Place, Bellevue, Washington 98005, in the case of the Seller, to the Seller Address, and in the case of the Issuer, to the Issuer Address. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be. Any Person may change the address for notices hereunder by giving notice of such change to the other Person.

     Section 7.04. Separability Clause. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.05. Assignment. Except as provided in Section 4.01(a), this Agreement may not be assigned or delegated by either Seller without the prior written consent of the Issuer, the Trustee and the Holders of 66-2/3% in principal amount of the Notes of the Controlling Class of each Series Outstanding and may not be assigned or delegated by the Issuer without the prior written consent of the Seller, Trustee and the Holders of 66-2/3% in principal amount of the Notes of the Controlling Class of each Series Outstanding.

     Section 7.06. Further Assurances. Each of the Seller and the Issuer each agree to do such further acts and things and to execute and deliver to the Trustee such additional assignments, agreements, powers and instruments as are required by the Trustee to carry into effect the purposes of this Agreement or to better assure and confirm unto the Trustee or the Holders of the Notes their rights, powers or remedies hereunder. If any Obligor shall be in default under any Contract, upon reasonable request from the Servicer, the Seller will take all reasonable steps to assist in enforcing such Contract and preserving and maintaining title to the Purchased Assets and the rights of the Trustee and the Holders of the Notes therein against the claims of all persons and parties to the extent the Seller is capable of performing such requested steps and the Servicer reasonably determines that the assistance of the Seller is necessary to effect the intent and purposes hereof.

     Section 7.07. No Waivers; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Issuer or the Seller, any right, remedy, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 7.08. Binding Effect; Third Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Holders of Outstanding Notes, and their respective successors and permitted assigns.

     Section 7.09. Set-Off. (a) Trendwest and the Seller hereby irrevocably and unconditionally waive all right of set-off that it may have under contract (including this Agreement), applicable law or otherwise with respect to any funds or monies of the Issuer at any time held by or in the possession of the Seller.

     (b) The Issuer shall have the right to set-off against Trendwest and the Seller any amounts to which the Seller may be entitled and to apply such amounts to any claims the Issuer may have against the Seller from time to time under this Agreement. Upon any such set-off the Issuer shall give notice of the amount thereof and the reasons therefor.

     Section 7.10. Counterparts. This Agreement may be executed in one or more counterparts all of which together shall constitute one original document.

     IN WITNESS WHEREOF, the Seller, Trendwest, and the Issuer have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                       TRENDWEST FUNDING II, INC., Seller



                                       By
                                      Name:
                                     Title:



                             TRENDWEST RESORTS, INC.



                                       By
                                      Name:
                                     Title:



                          TRI FUNDING II, INC., Issuer



                                       By
                                      Name:
                                     Title:

==============================================================================

==============================================================================


                                     ANNEX A


                   FORM OF SUPPLEMENT FOR SUBSTITUTE CONTRACTS
                              AND UPGRADE CONTRACTS

         Pursuant to Section 3.04(b) and Section 3.04(e) of the Purchase and Sale Agreement dated as of March 1, 1998 (the "Sale Agreement"), between Trendwest Funding II, Inc. (the "Seller"), Trendwest Resorts, Inc., and TRI Funding II, Inc. (the "Issuer"), attached as Schedule I hereto is a Supplemental Schedule, which includes information regarding Receivables that are hereby sold, assigned, transferred and delivered by the Seller to the Issuer in accordance with the Sale Agreement and the [Subsequent] Assignment and setting forth the Collateral Value of any Contract being sold to the Seller by the Issuer pursuant to an Upgrade or exchanged pursuant to a substitution.

                       TRENDWEST FUNDING II, INC., Seller



                                       By
                                      Name:
                                     Title:



                          TRI FUNDING II, INC., Issuer



                                       By
                                      Name:
                                     Title:

===============================================================================

===============================================================================


                                   SCHEDULE I


                 SUPPLEMENTAL SCHEDULE FOR SUBSTITUTE CONTRACTS
                              AND UPGRADE CONTRACTS

===============================================================================

===============================================================================


                                    EXHIBIT A


                                FORM OF CONTRACT

===============================================================================

===============================================================================


                                    EXHIBIT B


                               FORM OF ASSIGNMENT

         This Assignment Agreement ("Assignment") is made as of March ___, 1998 (the "Transfer Date"), by and between Trendwest Funding II, Inc., a Delaware corporation, (the "Assignor") and TRI Funding Company II, Inc., a Delaware Corporation (the "Assignee"), with reference to the following facts:


                                    RECITALS:

     A. In connection with the sale of certain assets by the Assignor in conjunction with the issuance of notes on the date hereof by the Assignee, Assignee and the Assignor have executed the Purchase and Sale Agreement dated as of March 1, 1998 (the "Sale Agreement").

     B. In connection with the Sale Agreement, the Assignor desires to assign and transfer to Assignee all of such Assignor's right, title and interest in and to each of the purchased assets described in Schedule I hereto, as supplemented from time to time, and the corresponding paragraphs below (the "Assigned Interests").

     C. Assignee desires to accept this Assignment and transfer of the Assigned Interests.

     D. Terms used but not defined herein have the meanings ascribed to them in the Sale Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in consideration of the mutual covenants set forth herein, the Assignor and Assignee hereby agree as follows:

     1. Assignment. The Assignor hereby assigns, conveys, grants and transfers, without recourse except as provided in the Sale Agreement, to Assignee (and the successors and assigns of Assignee) the following property:

     1.1. Such Assignor's right, title and interest in and to the Receivables related to the Contracts described and listed on Schedule I hereto.

     1.2. A security interest in the vacation credits subject to such Contracts (the "Credits").

     1.3. A security interest in all other Purchased Assets relating to such Contracts.

     2. Pledge. The Assignor hereby pledges, without recourse except as provided in the Sale Agreement, to Assignee (and the successors and assigns of Assignee) a security interest in the Contracts.

     3. Further Assurance. The Assignor and Assignee each hereby agree to provide such further assurances and to execute and deliver such documents and to perform all such other acts as are necessary or appropriate to consummate and effectuate this Assignment.

     4. Distinct Entities. The Assignor and Assignee hereby acknowledge that for all purposes the Assignor and Assignee are each separate and distinct legal entities. Accordingly, the Assignor shall not be liable to any third party for the debts, obligations and liabilities of the Assignee; and Assignee shall not be liable to any third party for the debts, obligations and liabilities of the Assignor.

     5. Governing Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of New York, and the parties hereto hereby acknowledge and agree that this Assignment and the transactions contemplated hereunder were negotiated and entered into in the State of New York.

     6. Authority. The Assignor and Assignee each hereby represent respectively that they have full power and authority to enter into this Assignment.

     7. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

     8. Successors and Assigns. The Assignor and Assignee each agree that this Assignment will be binding and will inure to the benefit of the Assignor and its successors and assigns and the Assignee and its successors and assigns.

     IN WITNESS WHEREOF, this Assignment has been executed as of the date first above written.

                      TRENDWEST FUNDING II, INC., ASSIGNOR



                                       By
                                      Name:
                                     Title:



                         TRI FUNDING II, INC., ASSIGNEE



                                       By
                                      Name:
                                     Title:

==============================================================================

==============================================================================


                                    EXHIBIT C


                          FORM OF SUBSEQUENT ASSIGNMENT

     This Assignment Agreement ("Assignment") is made as of ___________, _____ (the "Transfer Date"), by and between Trendwest Funding II, Inc., a Delaware corporation, (the "Assignor") and TRI Funding Company II, Inc., a Delaware Corporation (the "Assignee"), with reference to the following facts:


                                    RECITALS:

     A. In connection with the sale of certain assets by the Assignor in conjunction with the issuance of notes on the date hereof by the Assignee, Assignee and the Assignor have executed the Purchase and Sale Agreement dated as of March 1, 1998 (the "Sale Agreement").

     B. In connection with the Sale Agreement, the Assignor desires to assign and transfer to Assignee all of such Assignor's right, title and interest in and to each of the purchased assets described in Schedule I hereto, as supplemented from time to time, and the corresponding paragraphs below (the "Assigned Interests").

     C. Assignee desires to accept this Assignment and transfer of the Assigned Interests.

     D. Terms used but not defined herein have the meanings ascribed to them in the Sale Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in consideration of the mutual covenants set forth herein, the Assignor and Assignee hereby agree as follows:

     1. Assignment. The Assignor hereby assigns, conveys, grants and transfers, without recourse except as provided in the Sale Agreement, to Assignee (and the successors and assigns of Assignee) the following property:

     1.1. Such Assignor's right, title and interest in and to the Receivables related to the Contracts described and listed on Schedule I hereto.

     1.2. A security interest in the vacation credits subject to such Contracts (the "Credits").

     1.3. A security interest in all other Purchased Assets relating to such Contracts.

     2. Pledge. The Assignor hereby pledges, without recourse except as provided in the Sale Agreement, to Assignee (and the successors and assigns of Assignee) a security interest in the Contracts.

     3. Further Assurance. The Assignor and Assignee each hereby agree to provide such further assurances and to execute and deliver such documents and to perform all such other acts as are necessary or appropriate to consummate and effectuate this Assignment.

     4. Distinct Entities. The Assignor and Assignee hereby acknowledge that for all purposes the Assignor and Assignee are each separate and distinct legal entities. Accordingly, the Assignor shall not be liable to any third party for the debts, obligations and liabilities of the Assignee; and Assignee shall not be liable to any third party for the debts, obligations and liabilities of the Assignor.

     5. Governing Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of New York, and the parties hereto hereby acknowledge and agree that this Assignment and the transactions contemplated hereunder were negotiated and entered into in the State of New York.

     6. Authority. The Assignor and Assignee each hereby represent respectively that they have full power and authority to enter into this Assignment.

     7. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

     8. Successors and Assigns. The Assignor and Assignee each agree that this Assignment will be binding and will inure to the benefit of the Assignor and its successors and assigns and the Assignee and its successors and assigns.

     IN WITNESS WHEREOF, this Assignment has been executed as of the date first above written.

                      TRENDWEST FUNDING II, INC., ASSIGNOR



                                       By
                                      Name:
                                     Title:



                         TRI FUNDING II, INC., ASSIGNEE



                                       By
                                      Name:
                                     Title:

===============================================================================

===============================================================================


                                    EXHIBIT D


                            FORM OF SUBORDINATED NOTE



                                $------------



                              TRI FUNDING II, INC.


                                SUBORDINATED NOTE



Date:  ____________, _____               Stated Maturity:  __________, 2___

         TRI FUNDING II, INC., a special purpose corporation duly organized and existing under the laws of the State of Delaware (the "Issuer," which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to Trendwest Funding II, Inc. ("TFI"), or its assigns, the principal sum ___________________ Dollars ($_____________) in
monthly installments beginning on ___________, ______ (the "Initial Payment Date"), and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Subordinated
Note) on the fifteenth day of each calendar month or, if such fifteenth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and including ___________, _____ through the last day of the applicable Due Period immediately preceding the Initial Payment Date for the Series _____ Notes referred to below, and thereafter, monthly from and including the first day through the last day of the Due Period immediately preceding the Payment Date, at the rate of _______% per annum (calculated on the basis of a 360-day year consisting of 12 months of 30 days each). Each monthly installment of principal payable on this Subordinated Note shall be an amount equal to the cash available for distribution pursuant to a Series Supplement relating to such Series until the principal amount owed hereunder, as adjusted as set forth below, is paid in full. Any remaining unpaid portion of the principal amount of this Subordinated Note shall be due and payable no later than the Stated Maturity referred to above; provided, however, that if the Series _____ Notes (as defined below) are not paid in full on such date, no such amounts shall be due or payable until the Series _____ Notes are paid in full. All terms used in this Subordinated Note which are defined in the Indenture (referred to herein as the "Indenture"), dated as of March 1, 1998, among the Issuer, Trendwest Resorts, Inc., as Servicer, and LaSalle National Bank, as Trustee shall have the meanings assigned to them in the Indenture.

         The principal and interest on this Subordinated Note are payable by check mailed by first-class mail to TFI or its assigns or by wire transfer in immediately available funds to the account specified in writing to the Trustee by TFI or its assigns received at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated as such by the Issuer for such purpose pursuant to the Indenture.

         The principal owed on this Subordinated Note will be increased from time to time in the event that TFI transfers the receivable related to an Upgrade Contract to the Issuer to be included in the Series _____ Trust Estate, such amount to equal the difference between the principal balance of the receivable of Upgrade Contract as of the date of such Upgrade and the Collateral Value on such date of the Receivable being replaced.

         This Subordinated Note and the Issuer's Receivables-Backed Notes Series _____ (the "Series _____ Notes") issued pursuant to the Indenture are secured by certain Receivables and other Collateral described in the Indenture and the Series Supplement. The Series Trust Estate relating to the Series _____ Notes also secures the payment of certain other amounts and certain other obligations as described in the Indenture and the Series Supplement. Until the Notes are paid in full and the obligations of the Issuer under the Indenture and the Series Supplement are satisfied, (i) the Subordinated Notes are payable only at the time and in the manner provided in the Indenture and the Series Supplement and are not redeemable or prepayable at the option of the Issuer before such time and (ii) the holder of this Subordinated Note will not cause the filing of a bankruptcy petition against the Issuer for any reason whatsoever, including, without limitation, the failure of the Issuer to make any payments of principal of or interest on this Subordinated Note until after a period equal to 10 days plus the applicable preference period under the United States Bankruptcy Code has passed since the Series _____ Notes were paid in full.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holder of this Subordinated Note under the Indenture and the Series Supplement at any time by the Issuer, the Trustee and the Servicer with the consent of the Holders of not less than 66-2/3% in principal amount of Notes of the Controlling Class of the Series _____ Notes Outstanding under the Indenture and the Series Supplement. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Series _____ Notes, at the time Outstanding under the Indenture and the Series Supplement, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. This Subordinated Note shall not be amended without the consent of Holders of not less than 66-2/3% in principal amount of the Controlling Class of the Series _____ Notes Outstanding.

         No reference herein to the Indenture or the Series Supplement and no provision of this Subordinated Note or of the Indenture or the Series Supplement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Subordinated Note, but, so long as any Notes of any Series are Outstanding, solely from the Series Collateral pledged to the Trustee under the Indenture and the Series Supplement with respect to the Series _____ Notes at the times, place and rate, and in the coin or currency, herein prescribed. Notwithstanding anything else to the contrary contained in this Subordinated Note or the Indenture, the obligation of the Issuer to pay the principal of and interest on this Subordinated Note is not a general obligation of the Issuer, nor its officers or directors, but, so long as any Notes are Outstanding, is limited solely to the Collateral pledged under the Indenture.

         So long as the Notes of any Series are Outstanding, TFI shall not transfer this Subordinated Note to any Person.

         This Subordinated Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

     IN WITNESS WHEREOF, TRI Funding II, Inc. has caused this Subordinated Note to be signed, manually, by its ______________________.

                                 TRI FUNDING II,INC.



                                       By
                                      Name:
                                     Title:

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                                   SCHEDULE I


                                CONTRACT SCHEDULE